UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 16, 2011

Tompkins Financial Corporation

(Exact Name of Registrant as specified in Charter)

New York	1-12709	16-1482357
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

The Commons, PO Box 460, Ithaca, New York	14851
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(607) 273-3210
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07    Submission of Matters to a Vote of Security Holders

On Monday, May 16, 2011 at 5:30 p.m., at the Country Club of Ithaca, 189 Pleasant Grove Road, Ithaca, New York, Tompkins Financial Corporation (the “Company”) held its 2011 Annual Meeting of Stockholders.   On March 18, 2011, the record date for the meeting, 10,951,947 shares of the Company's common stock were issued and outstanding, of which 8,707,374 were represented at the meeting in person or by proxy, and this amount represented a quorum.

Stockholders voted on the following matters:

(1)	Stockholders elected seventeen (17) director nominees for terms expiring at the 2012 Annual Meeting;

(2)	Stockholders ratified the selection of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2011;

(3)	Stockholders approved, on an advisory basis, the Company's 2010 Named Executive Officer compensation; and

(4)	Stockholders voted, on an advisory basis, on the frequency of conducting future advisory votes on the Company's Named Executive Officer compensation.

Set forth below are the number of votes cast for or against each such matter as well as the number of abstentions and broker non-votes with respect to each such matter:

Proposal No. 1 – Election of Directors

% Votes Cast	% of Shares Outstanding	Director	Number of Shares Voted For	Number of Shares Withheld	Broker Non-Votes
82.08	65.26	John E. Alexander	7,147,178	64,030	1,496,139
82.20	65.36	Paul J. Battaglia	7,157,827	53,381	1,496,139
61.62	48.99	James J. Byrnes	5,365,355	1,845,853	1,496,139
82.15	65.32	Daniel J. Fessenden	7,153,496	57,712	1,496,139
80.99	64.39	James W. Fulmer	7,051,921	159,287	1,496,139
82.02	65.21	Reeder D. Gates	7,141,830	69,378	1,496,139
81.16	64.53	James R. Hardie	7,066,828	144,380	1,496,139
82.25	65.39	Carl E. Haynes	7,161,493	49,715	1,496,139
82.01	65.20	Susan A. Henry	7,140,829	70,379	1,496,139
82.06	65.24	Patricia A. Johnson	7,145,203	66,005	1,496,139
82.03	65.22	Sandra A. Parker	7,142,765	68,443	1,496,139
82.10	65.27	Thomas R. Rochon	7,148,488	62,720	1,496,139
81.36	64.68	Stephen S. Romaine	7,084,080	127,128	1,496,139
81.92	65.13	Thomas R. Salm	7,132,966	78,242	1,496,139
80.64	64.12	Michael H. Spain	7,021,855	189,353	1,496,139
80.65	64.12	William D. Spain, Jr.	7,022,508	188,700	1,496,139
81.79	65.03	Craig Yunker	7,121,994	89,214	1,496,139

Proposal No. 2 – Ratification of the Selection of KPMG LLP as Independent Auditors of the Company for 2011

% Votes Cast	% of Shares Outstanding	Number of Shares Voted For	Number of Shares Against	Number of Shares Abstain	Broker Non-Votes
99.17	78.85	8,635,300	35,482	36,592	0

Proposal No. 3 - Advisory Approval of the Company's 2010 Named Executive Officer Compensation

% Votes Cast	% of Shares Outstanding	Number of Shares Voted For	Number of Shares Against	Number of Shares Abstain	Broker Non-Votes
79.16	62.94	6,892,778	211,237	107,189	1,496,170

Proposal No. 4 – Advisory Vote on Frequency of Holding an Advisory Vote on Named Executive Officer Compensation

Every 3 Years	Every 2 Years	Every 1 Year	Number of Shares Abstain	Number of Broker Non-Votes
4,455,719	356,796	2,255,196	106,046	1,533,617

In light of these results, the Company’s Board of Directors has determined to hold the non-binding vote on executive compensation every three (3) years until the next stockholder vote on the frequency of such advisory vote.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMPKINS FINANCIAL CORPORATION

	By:	/s/STEPHEN S. ROMAINE
	Name:	Stephen S. Romaine
Date: May 19, 2011	Title:	President and CEO